UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549

                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):  November 25, 1998



Commission        Registrant; State of Incorporation;     IRS Employer
File Number       Address; and Telephone Number           Identification Number
-----------       -----------------------------           ---------------------
1-13739           UNISOURCE ENERGY CORPORATION            86-0786732
                  (An Arizona Corporation)
                  220 West Sixth Street
                  Tucson, AZ  85701
                  (520) 571-4000

1-5924            TUCSON ELECTRIC POWER COMPANY           86-0062700
                  (An Arizona Corporation)
                  220 West Sixth Street
                  Tucson, AZ  85701
                  (520) 571-4000

Item 5. Other Events
        ------------

Status of TEP's Settlement Agreement with ACC Staff
---------------------------------------------------

     The Company previously reported that on November 4, 1998, TEP reached a settlement agreement, the Stranded Cost Recovery Agreement (SCR Agreement), with the Staff of the Arizona Corporation Commission (ACC), for approval of TEP's plan to divest generation assets and for 100% recovery of stranded costs. The SCR Agreement also incorporated a Memorandum of Understanding between TEP and Arizona Public Service Company (APS) to exchange TEP's interests in the Navajo and Four Corners Generating Stations for certain high voltage transmission assets currently owned by APS.

      The ACC issued a Procedural Order on November 25, 1998, setting December 3, 1998 as the commencement date for hearings to review the SCR Agreement. On December 1, 1998, a justice of the Arizona Supreme Court granted a motion by the Arizona Attorney General for an immediate stay of the ACC Procedural Order. The Court agreed with the Attorney General and other petitioners that standards of due process were not met with the time frame provided for the intervenors to review the SCR Agreement in preparation for the December 3 hearing. The Court set oral argument on the motion for January 14, 1999 for the full Supreme Court to hear further issues; however, on December 11, 1998, TEP filed a motion with the Supreme Court indicating that the issue is moot given that the SCR Agreement expired by its terms.

      While there can be no assurance that the specific form of divestiture and stranded cost recovery plan set forth in the SCR Agreement will be approved by the ACC, the June 22, 1998 ACC order setting forth the policy of permitting recovery of 100% of stranded costs upon divestiture of generating assets through auction remains in effect. TEP intends to continue to seek 100% recovery of stranded costs.

ACC Votes to Approve Competition Rules
--------------------------------------

      On December 10, 1998, the ACC approved an order to put into effect the Retail Electric Competition Rules (Rules) on January 1, 1999. These Rules, as summarized in the Company's Report on Form 10-Q for the period ended September 30, 1998, were initially adopted on an emergency basis on August 5, 1998. Final approval of the Rules was required within six months or the emergency rules would have become invalid.

      The Rules as approved on December 10 are substantially  the
same  as  those  adopted  on August 5, 1998.   However,  the  ACC
adopted a change to the number of residential customers who  will be eligible to choose alternative energy suppliers during the first two years of the phase-in period for retail competition. The percentage of residential customers eligible for direct access on January 1, 1999 was increased from 1/2 of 1% to 1 1/4%, with an additional 1 1/4% eligible each quarter until January 1,
2001.   Therefore, approximately 3,750 residential  customers  of
TEP will be eligible for competition on January 1, 1999 and an additional 3,750 customers each quarter thereafter.

      Although  the Rules are effective January 1, 1999,  further
ACC action on several matters is required, which, until acted upon, delays the implementation of retail electric competition in Arizona. These matters include, among others:

     --  determination of the quantification and recovery of stranded costs,
     -- approval of unbundled tariffs, which provide separate rates for generation, transmission, distribution, metering, meter reading, billing and collection, and ancillary services,
     -- establishment of an independent system administrator, which is intended to facilitate nondiscriminatory retail direct access of the transmission system in Arizona, and
     -- certification of competitive power suppliers-companies that will market, supply or broker competitive energy services in Arizona.

      The Company cannot predict the outcome of these matters.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiary.



                               UNISOURCE ENERGY CORPORATION
                              ----------------------------
                                      (Registrant)



Date: December 15, 1998                 Ira R. Adler
                               ----------------------------
                                        Ira R. Adler
                                Executive Vice President and
                                 Principal Financial Officer



                              TUCSON ELECTRIC POWER COMPANY
                              -----------------------------
                                      (Registrant)



 Date: December 15, 1998               Ira R. Adler
                              -----------------------------
                                       Ira R. Adler
                               Executive Vice President and
                                Principal Financial Officer